UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 29, 2026

BUNKER HILL MINING CORP.

(Exact name of Registrant as Specified in Its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

333-150028

(Commission File Number)

32-0196442

(I.R.S. Employer Identification No.)

1009 McKinley Avenue, Kellogg, Idaho 83837

(Address of principal executive offices) (zip code)

(604) 417-7952

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

As previously announced, on August 20, 2026, Bunker Hill Mining Corp., a Nevada corporation (“Bunker Hill”), entered into an Arrangement Agreement (the “Arrangement Agreement”) with Silver47 Exploration Corp., a British Columbia corporation, and agreed to a strategic business combination transaction pursuant to a statutory plan of arrangement under the Business Corporations Act (British Columbia) (the “Arrangement”). For additional background regarding the Arrangement and the Arrangement Agreement, see Bunker Hill’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on August 20, 2026.

On September 29, 2026, Bunker Hill commenced mailing to its stockholders a notice of meeting and proxy statement (the “Proxy Statement”) with respect to the special meeting of stockholders of Bunker Hill in connection with the Arrangement. A copy of the Proxy Statement is filed as Exhibit 99.1 and is incorporated into this Item 7.01 by reference.

The information provided under Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 hereto, is being furnished and is not deemed to be “filed” with the SEC for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section and is not incorporated by reference into any filing of Bunker Hill under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference to this Current Report on Form 8-K in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Notice of Meeting and Proxy Statement, dated September 23, 2026.*
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*The Exhibit relating to Item 7.01 is intended to be furnished to, not filed with, the SEC pursuant to Regulation FD.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUNKER HILL MINING CORP.

Date: September 29, 2026	By:	/s/ Sam Ash
Sam Ash
President and CEO